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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 1, 1997

                        Mid-Plains, Inc.
     (Exact name of registrant as specified in its charter)

       Wisconsin                (000-08320)                (39-0274450)
(State or other jurisdiction    (Commission                (IRS Employer
 of incorporation)               File No.)                  ID No.)

    1912 Parmenter Street, Middleton, Wisconsin  53561-0070
            (Address of principal executive offices)

Registrant's telephone number, including area code:  (608) 831-1000

           INFORMATION TO BE INCLUDED IN THE REPORT:

Item 1.        Changes in Control of Registrant.
           As previously reported, Registrant entered into an Agreement and Plan of Merger with Pioneer Communications, Inc., a Wisconsin corporation ("Pioneer"), effective December 31, 1996. Subsequently, Registrant and Pioneer filed a joint proxy statement/prospectus (the "Joint Proxy") in anticipation of the special meetings of shareholders of Pioneer and Mid-Plains, which were held on May 16, 1997 and May 17, 1997, respectively. The Joint Proxy comprised Part I of the Chorus Communications Group, Ltd. ("Chorus") Registration Statement on Form S-4, SEC File Number 333-23435 (incorporated herein by reference), which was ordered effective at April 21, 1997 - 9:00 a.m. E.D.S.T. After the shareholders of the Registrant and Pioneer adopted the Agreement and Plan of Merger at the meetings duly held, the officers of Registrant and Pioneer filed Articles of Merger with the Wisconsin Department of Financial Institutions, effective at June 1, 1997 - 12:01 a.m. C.D.S.T. (the "Effective Time"). Copies of the Articles of Merger are attached hereto as Exhibits 99(a) and 99(b). Pursuant to the Agreement and Plan of Merger, at the Effective Time Registrant and Pioneer became wholly-owned subsidiaries of Chorus, and shareholders of Registrant and Pioneer became shareholders of Chorus.

Item 2.        Acquisition or Disposition of Assets.
                    None

Item 3.        Bankruptcy or Receivership.
                    None

Item 4.        Changes if Registrant's Certifying Accountant.
                    None

Item 5.        Other Events.
                    None

Item 6.        Resignations of Registrant's Directors.
                    None

Item 7.        Financial Statements and Exhibits.
                    N/A

Item 8.        Change in Fiscal Year.
                    N/A

Item 9.        Sales   of   Equity  Securities  Pursuant   to  Regulation S.
                    N/A

                           SIGNATURES

      Pursuant  to the requirements of the Securities  Exchange
Act  of 1934, the registrant has duly caused this report to  be
signed   on  its  behalf  by  the  undersigned  hereunto   duly
authorized.

                                        MID-PLAINS, INC.

Date:   June 9, 1997                    By:  /s/   Howard G. Hopeman
                                        Howard G. Hopeman, Vice
                                        President and Chief
                                        Financial Officer
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